EXHIBIT 10.1
Execution Version
AMENDMENT NO.1 TO CREDIT AGREEMENT
AMENDMENT No. 1, dated as of March 11, 2016 (this “Amendment”), to the Credit Agreement, dated as of December 18, 2013 (as the same (x) was supplemented by Supplement No. 1, dated as of January 30, 2015, by Apollo Principal Holdings X, L.P., a Cayman Islands exempted limited partnership, (y) was further supplemented by Supplement No. 2, dated as of February 1, 2016, by Apollo Principal Holdings XI, LLC, an Anguilla limited liability company and (z) may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among (i) Apollo Management Holdings, L.P., a Delaware limited partnership, as the borrower of the Term Loans (the “Term Facility Borrower”) and a Revolving Facility Borrower (as defined below); (ii) Apollo Management, L.P., a Delaware limited partnership, Apollo Capital Management, L.P., a Delaware limited partnership, Apollo International Management, L.P., a Delaware limited partnership, AAA Holdings, L.P., a Guernsey limited partnership, Apollo Principal Holdings I, L.P., a Delaware limited partnership, Apollo Principal Holdings II, L.P., a Delaware limited partnership, Apollo Principal Holdings III, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IV, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings V, L.P., a Delaware limited partnership, Apollo Principal Holdings VI, L.P., a Delaware limited partnership, Apollo Principal Holdings VII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VIII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IX L.P., a Cayman Islands exempted limited partnership, ST Holdings GP, LLC, a Delaware limited liability company, and ST Management Holdings, LLC, a Delaware limited liability company (such entities, together with Apollo Management Holdings, L.P., collectively, the “Revolving Facility Borrowers”, and the Revolving Facility Borrowers, together with the Term Facility Borrower, collectively, the “Borrowers”); (iii) the Guarantors from time to time party thereto; (iv) the Lenders from time to time party thereto; (v) the Issuing Banks from time to time party thereto; and (vi) JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the meaning provided in the Credit Agreement (as amended hereby).
WHEREAS, pursuant to Section 9.08(b) of the Credit Agreement, the Loan Parties and the Lenders may agree to amend the Credit Agreement as set forth herein; and
WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.                      Amendment.  The Credit Agreement is hereby amended effective as of the Amendment No. 1 Effective Date as follows:
(a)            add the following definitions in alphabetical order to Section 1.01 thereof:
“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrowers or their Subsidiaries from time to time concerning or relating to bribery or corruption.
“Anti-Money Laundering Laws” shall mean the applicable financial recordkeeping and reporting requirements, including the money laundering statutes of any jurisdiction applicable to any Borrower or its Subsidiaries, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency from time to time.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“First Amendment” means Amendment No. 1 to the Credit Agreement, dated as of March 11, 2016, among the Borrowers, the Administrative Agent and the Lenders party thereto.
“Initial Letter of Credit Commitment” shall have the meaning assigned to such term in the definition of Letter of Credit Commitment.
“NYFRB” means the Federal Reserve Bank of New York.

“Sanctioned Country” means at any time, a country, region or territory which is itself the subject or target of any comprehensive Sanctions (at the time of this Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).
“Sanctioned Person” means at any time, (a) any person listed in any Sanctions-related list of designated persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, (b) any person organized or resident in a Sanctioned Country or (c) any person owned or controlled by any such person or persons described in the foregoing clauses (a) or (b).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)            amend clause (d) of the definition of “Defaulting Lender” in Section 1.01 thereof by adding the double-underlined text as follows:
“(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under (x) any Debtor Relief Law or (y) a Bail-In Action or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity”
(c)            amend and restate the definition of “Maturity Date” in Section 1.01 thereof in its entirety as follows:
““Maturity Date” shall mean, as the context may require, (a) with respect to the Term B Facility and the Initial Revolving Facility, January 18, 2021, and (b) with respect to any other Class of Loans or Commitments, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.”
(d)            amend and restate the definition of “S&P” in Section 1.01 thereof in its entirety as follows:

““S&P” means Standard & Poor’s Financial Services LLC.”
(e)            amend the definition of “ABR” in Section 1.01 thereof by deleting the stricken text and adding the double-underlined text as follows:
““ABR” shall mean, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Effective Rate in effect for such day plus 0.50%, (b) the Prime Rate in effect on such day and (c) the Adjusted LIBO Rate for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided that, for the avoidance of doubt, the LIBO Rate for any day shall be based on the rate determined on such day at approximately 11:00 a.m. (London time) by reference to the ~~British Bankers’ Association Interest Settlement Rates (or the successor thereto if the British Bankers’ Association is no longer making a LIBO Rate available)~~  ICE Benchmark Administration (or any other person that takes over the administration of such rate) for deposits in Dollars (as displayed on pages LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided, further, that if the ABR rate determined pursuant to this paragraph is below zero, ABR will be deemed to be zero.  Any change in such rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be.”
(f)            amend and restate the definition of “Federal Funds Effective Rate” in Section 1.01 thereof in its entirety as follows:
““Federal Funds Effective Rate” shall mean, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided, that if the Federal Funds Effective Rate determined pursuant to this paragraph is below zero, such rate shall will be deemed to be zero.”
(g)            amend the definition of “Letter of Credit Commitment” in Section 1.01 thereof by adding the double-underlined text as follows:
““Letter of Credit Commitment” shall mean, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.05 in an aggregate undrawn, unexpired face amount plus the aggregate unreimbursed drawn amount thereof at any time not to exceed the amount set forth under the heading “Letter of Credit Commitment” opposite such Issuing Bank’s name on Schedule I to the First Amendment or in the Assignment and

Acceptance pursuant to which such Issuing Bank becomes a party hereto (its “Initial Letter of Credit Commitment”), in each case, as the same may be changed from time to time pursuant to the terms hereof; provided, that the amount of any Issuing Bank’s Letter of Credit Commitment may be (i) increased subject only to the consent of such Issuing Bank and the Revolving Facility Borrowers (and notified to the Administrative Agent), (ii) decreased, but only to the extent it is not decreased below the Initial Letter of Credit Commitment of such Issuing Bank, subject only to the consent of such Issuing Bank and the Revolving Facility Borrowers (and notified to the Administrative Agent) or (iii) decreased at the option of the Revolving Facility Borrowers on a ratable basis for each Issuing Bank outstanding at the time of such reduction (and notified to the Issuing Banks and the Administrative Agent).”
(h)            amend the definition of “LIBO Rate” in Section 1.01 thereof by deleting the stricken text and adding the double-underlined text as follows:
““LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period by reference to the ~~British Bankers’ Association Interest Settlement Rates (or the successor thereto if the British Bankers’ Association is no longer making a LIBO Rate available)~~  ICE Benchmark Administration (or any other person that takes over the administration of such rate) for Dollar deposits (as displayed on pages LIBOR01 or LIBOR02 of the Reuters Screen that displays such rate or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (in each case, the “Screen Rate”)) for a period equal to such Interest Period; provided, that, if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to such currency, then the LIBO Rate shall be the Interpolated Rate at such time; provided, further, that if the LIBO Rate determined pursuant to this paragraph is below zero, the LIBO Rate will be deemed to be zero. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time.”
(i)            amend and restate the definition of “Swingline Exposure” in Section 1.01 thereof in its entirety as follows:
““Swingline Exposure” means, at any time, the aggregate principal amount of all

Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Facility Lender at any time shall be the sum of (a) its Revolving Facility Percentage of the total Swingline Exposure at such time related to Swingline Loans other than any Swingline Loans made by such Lender in its capacity as a Swingline Lender and (b) if such Lender is a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender outstanding at such time (to the extent that the other Revolving Facility Lenders shall not have funded their participations in such Swingline Loans); provided that in the case of Sections 2.01(b) and 2.04(a) when a Defaulting Lender exists, the Swingline Exposure of any Revolving Facility Lender shall be adjusted to give effect to any reallocation effected pursuant to Section 2.22.”
(j)            amend Section 2.01(b) thereof by deleting clause (i) thereof in its entirety and substituting in lieu thereof the following new clause (i):
“(i) after giving effect to any application of proceeds of such Revolving Facility Loans pursuant to Section 2.10, the sum of (A) the aggregate principal amount of such Lender’s Revolving Facility Loans of such Class outstanding at such time plus (B) the Swingline Exposure of such Lender applicable to such Class at such time plus (C) such Lender’s Revolving Facility Percentage of the Revolving L/C Exposure applicable to such Class then outstanding exceeding such Lender’s Revolving Facility Commitment of such Class or”
(k)            amend Section 2.04(a) thereof by adding the double-underlined text and deleting the stricken text as follows:
“Swingline Loans.  (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period, ~~the~~ each Swingline Lender severally agrees to make Swingline Loans to any Revolving Facility Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Commitment, ~~or~~ (ii) the Revolving Facility Credit Exposure of the applicable Class exceeding the total Revolving Facility Commitments of such Class or (iii) the sum of (x) the Swingline Exposure of such Swingline Lender (in its capacity as a Swingline Lender and a Revolving Facility Lender) applicable to such Class, (y) the aggregate principal amount of outstanding Revolving Facility Loans of such Class made by such Swingline Lender (in its capacity as a Revolving Facility Lender) and (z) the Revolving Facility Percentage of such Swingline Lender (in its capacity as a Revolving Facility Lender) of the Revolving L/C Exposure applicable to such Class exceeding its Revolving Facility Commitment of such Class then in effect; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Borrowing.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Revolving Facility Borrowers may borrow, prepay and reborrow Swingline Loans.”

(l)            amend Section 2.05(b) thereof by adding the double-underlined text as follows and deleting the stricken text as follows:
“(b)            Notice of Issuance, Amendment, Renewal, Extension: Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal (other than an automatic extension in accordance with paragraph (c) of this Section) or extension of an outstanding Letter of Credit), a Revolving Facility Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (three Business Days in advance of the requested date of issuance, amendment or extension or such shorter period as the Administrative Agent and the Issuing Bank in their sole discretion may agree) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount and currency (which may be Dollars or any Alternate Currency) of such Letter of Credit, the name and address of the beneficiary thereof, whether such Letter of Credit constitutes a Standby Letter of Credit or a Trade Letter of Credit and such other information as shall be necessary to issue, amend or extend such Letter of Credit.  If requested by the applicable Issuing Bank, such Revolving Facility Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended or extended only if (and upon issuance, amendment or extension of each Letter of Credit, the applicable Revolving Facility Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment or extension (i) the Revolving L/C Exposure shall not exceed the Letter of Credit Sublimit, ~~and~~ (ii) the Revolving Facility Credit Exposure shall not exceed the applicable Revolving Facility Commitments, (iii) the Revolving L/C Exposure in respect of Letters of Credit issued by such Issuing Bank shall not exceed the Letter of Credit Commitment of such Issuing Bank and (iv) with respect to each Revolving Facility Lender, the sum of (x) the aggregate principal amount such Lender’s Revolving Facility Loans of such Class outstanding at such time plus (B) the Swingline Exposure of such Lender applicable to such Class at such time plus (C) such Lender’s Revolving Facility Percentage of the Revolving L/C Exposure applicable to such Class then outstanding shall not exceed such Lender’s Revolving Facility Commitment of such Class.  For the avoidance of doubt, no Issuing Bank shall be obligated to issue an Alternate Currency Letter of Credit if such Issuing Bank does not otherwise issue letters of credit in such Alternate Currency. Notwithstanding anything to the contrary set forth herein, no Issuing Bank shall be required to issue any Letter of Credit if the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit.”
(m)            amend Section 2.10(a)(i) thereof by adding the double-underlined text as follows:

“(i)            each Revolving Facility Borrower hereby unconditionally promises to pay (A) to the Administrative Agent for the account of each applicable Revolving Facility Lender the then unpaid principal amount of its Revolving Facility Loan on the Maturity Date applicable to such Revolving Facility Loan and (B) to the Administrative Agent for the account of each Swingline Lender the then unpaid principal amount of each Swingline Loan made by such Swingline Lender applicable to any Class of Revolving Facility Commitments on the earlier of the Maturity Date for such Class and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least five Business Day~~s~~ after such Swingline Loan is made; provided that, on each date that a Revolving Facility Borrowing is made by a Revolving Facility Borrower, such Borrower shall repay all Swingline Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding;”
(n)            amend Section 2.11(c) thereof by adding the double-underlined text as follows:
“(c)            In the event that (x) the Revolving L/C Exposure exceeds the Letter of Credit Sublimit or (y) the Revolving L/C Exposure in respect of Letters of Credit issued by any Issuing Bank exceeds such Issuing Bank’s Letter of Credit Commitment, at the request of the Administrative Agent or the applicable Issuing Bank, the applicable Revolving Facility Borrower shall provide Letter of Credit Support pursuant to Section 2.05(j) in an amount equal to such excess.”
(o)            add the following as Section 2.17(k):
“(k) For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
(p)            amend Section 2.22(a)(iv) thereof by adding the double-underlined text and deleting the stricken text as follows:
“(iv)            Reallocation of Participations to Reduce Fronting Exposure.  All or any part of such Defaulting Lender’s participation in Letters of Credit and Swingline Loans (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the Non-Defaulting Lenders in accordance with their respective pro rata Commitments (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.01 are satisfied at the time of such reallocation and (y) such reallocation does not cause the aggregate Revolving Facility Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Facility Commitment. Subject to Section 9.24,

n~~N~~o reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”
(q)            amend and restate Section 3.14 thereof in its entirety as follows:
“Section 3.14 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions.  The Borrowers have implemented and maintain in effect policies and procedures designed to ensure compliance by the Borrowers, their Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions laws, and the Borrowers, their Subsidiaries and their respective officers, and to the knowledge of each Borrower its directors, employees and agents, are in compliance with applicable Anti-Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions laws in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Borrower being designated as a Sanctioned Person.  None of (a) the Borrowers, any Subsidiary or any of their respective directors or officers, or (b) to the knowledge of the Borrowers, any employee or agent of the Borrowers or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Loan or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law, applicable Anti-Money Laundering Law or applicable Sanctions Law.”
(r)            delete Section 3.15 thereof in its entirety.
(s)            add the following as Section 6.08:
“Section 6.08.  Use of Proceeds.  Request any Loan or Letter of Credit, and the Borrowers shall not use, and shall procure that their Subsidiaries and their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions laws if conducted by a corporation incorporated in the United States or in a European Union member state or (c) in any manner that would result in the violation of  any Sanctions law applicable to any party hereto.”
(t)            amend Section 9.05(a)(ii) thereof by adding the double-underlined text as follows:

“out-of-pocket expenses (including Other Taxes) incurred by the Administrative Agent, any Issuing Bank or any Lender in connection with the enforcement of their rights in connection with this Agreement and the other Loan Documents, in connection with the Loans made or the Letters of Credit issued hereunder, including the fees, charges and disbursements of a single counsel for the Senior Creditors, taken as a whole and a single counsel for the Affiliate Lenders, taken as a whole, and, if necessary, a single local counsel in each appropriate jurisdiction for the Senior Creditors, taken as a whole and a single local counsel in each appropriate jurisdiction for the Affiliate Lenders, taken as a whole (and, in the case of an actual or perceived conflict of interest where such person affected by such conflict informs the Borrowers of such conflict and thereafter retains its own counsel, of another firm for such affected person (and, if necessary, a single local counsel in each appropriate jurisdiction for such affected person)).”
(u)            add the following as Section 9.24:
“Section 9.24.                                        Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of the Administrative Agent, any Lender or any Issuing Bank that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)            the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by the Administrative Agent, any Lender or any Issuing Bank that is an EEA Financial Institution; and
(b)            the effects of any Bail-in Action on any such liability, including, if applicable:
(i)            a reduction in full or in part or cancellation of any such liability;
(ii)            a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)            the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(v)            Schedule 2.01 of the Credit Agreement is hereby replaced with the schedule attached hereto as Schedule I.

Section 2.                      Representations and Warranties.  Each Loan Party party hereto represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that:
(a)            Such Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (to the extent “good standing” has substantive legal meaning in such jurisdiction), (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification (to the extent “good standing” has substantive legal meaning in such jurisdiction), except to the extent not reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law (including ERISA) except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)            Such Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment.  Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment.  No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings and notices which (i) have been obtained or made and are in full force and effect or (ii) the failure to obtain or to be in full force and effect would not result in a Material Adverse Effect.  This Amendment has been duly executed and delivered on behalf of such Loan Party.  This Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(c)            The execution, delivery and performance of this Amendment will not violate any Requirement of Law or any contractual obligation or Organizational Document of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such contractual obligation or Organizational Document (other than Permitted Liens) except to the extent not reasonably expected to have a Material Adverse Effect.  As of the date hereof, no Requirement of Law, Organizational Document or contractual obligation applicable to any Loan Party would reasonably be expected to have a Material Adverse Effect.
(d)            Immediately before and immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date (it being understood that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date), with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(e)            At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
Section 3.                          Conditions to Effectiveness of Amendment.  This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which the following conditions are satisfied or waived:
(a)            the Administrative Agent (or its counsel) shall have received from each of the Loan Parties, each Issuing Bank and the Lenders (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement.
(b)            The Administrative Agent shall have received, on behalf of itself, the Lenders and each Issuing Bank, a favorable written opinion of (x) Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel for the Loan Parties, (y) Walkers, special Cayman Islands counsel for the Loan Parties and (z) Dyrud Law LP, special Anguilla counsel for the Loan Parties, each (A) dated the Amendment No. 1 Effective Date, (B) addressed to the Administrative Agent, the Lenders and each Issuing Bank on the Amendment No. 1 Effective date and (C) in form and substance reasonably satisfactory to the Administrative Agent, covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request.
(c)            The Administrative Agent shall have received, in the case of each Loan Party:
(i)      a copy of the certificate or articles of incorporation, memorandum of association, certificate of limited partnership, certificate of registration of exempted limited partnership, certificate of formation, exempted limited partnership agreement, or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (1) certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, or (2) if such certification is not available in the applicable jurisdiction, otherwise certified by the Secretary or Assistant Secretary or similar officer of such Loan Party or (in the case of any Loan Party that is a limited partnership) its general partner, as applicable,
(ii)      a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official of the jurisdiction of its organization),
(iii)      a certificate of the Secretary or Assistant Secretary or similar officer or a director of such Loan Party or (in the case of any Loan Party that is a limited partnership) of its general partner, as applicable, dated the Amendment No. 1 Effective Date and certifying:
(A)            that attached thereto is a true and complete copy of the by-laws (or memorandum and articles of association, partnership agreement, exempted limited partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Amendment No. 1 Effective Date and at all times since a date prior to the date of the resolutions described in (B) below,
(B)            that attached thereto is a true and complete copy of resolutions (or equivalent documentation duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its general partner or managing member) authorizing the execution, delivery and performance of this Amendment and the Loan Documents dated as of the Amendment No. 1 Effective Date to which such person is a party and, in the case of each Borrower, the borrowings thereunder, and that such resolutions (or equivalent documentation) have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 1 Effective Date,
(C)            that the certificate or articles of incorporation, memorandum of association, certificate of limited partnership, certificate of registration of exempted limited partnership, articles of incorporation, certificate of formation, exempted limited partnership agreement or other equivalent organization documents of such Loan Party has not been amended since the date of the last amendment thereto as disclosed pursuant to clause (i) above,
(D)            as to the incumbency and specimen signature of each officer of the Loan Party or (in the case of any Loan Party that is a limited partnership) of its general partner, as applicable, executing this Amendment and any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and
(E)            as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.
(d)            The Administrative Agent shall have received all fees payable thereto or to any Lender or Joint Lead Arranger on or prior to the Amendment No. 1 Effective Date and, to the extent invoiced, all other amounts due and payable pursuant to the Loan Documents on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced at least three Business Days prior to the Amendment No. 1 Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document.
(e)            On and as of the Amendment No. 1 Effective Date, both immediately before and immediately after giving effect to the effectiveness of this Amendment, the representations and warranties of the Borrower and each other Loan Party set forth in Section 2 hereof shall be true and correct in all material respects (it being understood that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date).
For purposes of determining compliance with the conditions specified in this Section 3, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Amendment No. 1 Effective Date specifying its objection thereto and, in the case of a Borrowing, such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of the initial Borrowing.
Section 4.                      Designation of additional Issuing Banks.  Pursuant to Section 2.05(l) of the Credit Agreement, the Revolving Facility Borrowers hereby designate each of the following Lenders, and each such Lender hereby agrees, to act as an Issuing Bank under the Credit Agreement: (i) Citibank, N.A., (ii) Bank of America, N.A., and (iii) Goldman Sachs Bank USA, provided that the obligation of Goldman Sachs Bank USA to issue, increase or extend any Letters of Credit shall apply only to Standby Letters of Credit (other than bank guarantees) and not to Trade Letters of Credit or bank guarantees.
Section 5.                      Exiting Lender.  Notwithstanding anything herein to the contrary, simultaneously with the effectiveness of this Amendment and after giving effect to the reallocation in Section 7 hereto, each Lender listed as an “Exiting Lender” on its signature page hereto (each, an “Exiting Lender”) shall relinquish its rights and be released from its obligations under the Credit Agreement and cease to be a Lender thereunder (but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.05 of the Credit Agreement (subject to the limitations and requirements of those Sections).
Section 6.                      New Lenders.   On the Amendment No. 1 Effective Date, upon the execution by each person that is a signatory hereto as a Lender but that was not a party to the Credit Agreement prior to giving effect to this Amendment (each a “New Lender”), such New Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, with the Loans and Commitments described in Section 7 below, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.   Each New Lender: (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.17(e) of the Credit Agreement.  For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as set forth on its signature page hereto.
Section 7.                      Reallocation.  Each Lender party hereto (including, for the avoidance of doubt, each New Lender) agrees that immediately upon the effectiveness of this Amendment, (i) Loans and Commitments of the Lenders outstanding on the Amendment No. 1 Effective Date shall be reallocated among each Lender party hereto such that each Lender’s Loans and Commitments as of the Amendment No. 1 Effective Date (after giving effect to this Amendment) shall be as set forth in Schedule I hereto and (ii) each Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine are necessary in order to effect such reallocation.
Section 8.                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart to this Amendment by facsimile transmission (or other electronic transmission) shall be as effective as delivery of a manually signed original.
Section 9.                      Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.
Section 10.                   Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 11.                   Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Each Guarantor confirms and agrees that its respective Guaranty pursuant to the Credit Agreement shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof.  For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a Loan Document. On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.
Section 12.                   Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable documented out-of-pocket expenses in connection with this Amendment, including the disbursements and other charges of Simpson Thacher & Bartlett LLP.
 [Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
APOLLO MANAGEMENT HOLDINGS, L.P., as the Term Facility Borrower, a Revolving Facility Borrower and a Guarantor

By: Apollo Management Holdings GP, LLC, its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO MANAGEMENT, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Management GP, LLC, its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO CAPITAL MANAGEMENT, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO INTERNATIONAL MANAGEMENT, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo International Management GP, LLC, its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

AAA HOLDINGS, L.P., as a Revolving Facility Borrower and a Guarantor

By: AAA Holdings GP Limited, its general partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Director

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS I, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings I GP, LLC, its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS II, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings II GP, LLC, its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS III, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings III GP, Ltd., its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS IV, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings IV GP, Ltd., its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS V, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings V GP, LLC, its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS VI, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings VI GP, LLC, its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS VII, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings VII GP, Ltd., its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS VIII, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings VIII GP, Ltd., its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS IX, L.P., as a Revolving Facility Borrower and a Guarantor

By: Apollo Principal Holdings IX GP, Ltd., its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS X, L.P., as a Guarantor

By: Apollo Principal Holdings X GP, Ltd., its general partner

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

APOLLO PRINCIPAL HOLDINGS XI, LLC, as a Guarantor

By: APO UK (FC), LLC, its sole member

By: Apollo Global Management, LLC, its sole member

By: AGM Management, LLC, its manager

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

ST HOLDINGS GP, LLC, as a Revolving Facility Borrower and a Guarantor

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

ST MANAGEMENT HOLDINGS, LLC, as a Revolving Facility Borrower and a Guarantor

By:	/s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank and a Lender

By:	/s/ Michael Kusner
Name: Michael Kusner
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Christopher Joseph
Name: Christopher Joseph
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

Barclays Bank PLC, as a Lender

By:	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

Citibank, N.A., as a Lender and an Issuing Bank

By:	/s/ Erik Andersen, CFA
Name: Erik Andersen, CFA
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page – Amendment No. 1 to Credit Agreement]

Deutsche Bank Trust Company Americas, as an Exiting Lender

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

Deutsche Bank AG New York Branch, as an Lender

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender and an Issuing Bank

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page – Amendment No. 1 to Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page – Amendment No. 1 to Credit Agreement]

Royal Bank of Canada, as a Lender

By:	/s/ Greg DeRise
Name: Greg DeRise
Title: Authorized Signatory

[Signature Page – Amendment No. 1 to Credit Agreement]

UBS AG, Stamford Branch, as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director Banking Product Services, US

[Signature Page – Amendment No. 1 to Credit Agreement]

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Heidi H. Samuels
Name: Heidi H. Samuels
Title: Director

[Signature Page – Amendment No. 1 to Credit Agreement]

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Michael Lenardi
Name: Michael Lenardi
Title: Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By:	/s/ James Fayen
Name: James Fayen
Title: Deputy General Manager

[Signature Page – Amendment No. 1 to Credit Agreement]

Nomura Corporate Funding Americas, LLC, as a Lender

By:	/s/ Sean Kelly
Name: Sean Kelly
Title: Managing Director

[Signature Page – Amendment No. 1 to Credit Agreement]

Societe Generale, as a Lender

By:	/s/ Edith L. Hornick
Name: Edith L. Hornick
Title: Managing Director

[Signature Page – Amendment No. 1 to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert Lipps
Name: Robert Lipps
Title: Managing Director

[Signature Page – Amendment No. 1 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ William J. Coupe
Name: William J. Coupe
Title: Senior Vice President

[Signature Page – Amendment No. 1 to Credit Agreement]

Schedule I

Commitments and Loans

Lender	Term B Loans	Revolving Facility Commitment	Letter of Credit Commitment
JPMorgan Chase Bank, N.A.	$34,000,000	$34,000,000	$25,000,000
Bank of America N.A.	$34,000,000	$34,000,000	$25,000,000
Barclays Bank PLC	$34,000,000	$34,000,000	$0
Citibank, N.A.	$34,000,000	$34,000,000	$25,000,000
Credit Suisse AG, Cayman Island Branch	$34,000,000	$34,000,000	$0
Deutsche Bank AG New York Branch	$34,000,000	$34,000,000	$0
Goldman Sachs Bank USA	$34,000,000	$34,000,000	$25,000,000
Morgan Stanley Bank, N.A.	$34,000,000	$34,000,000	$0
Royal Bank of Canada	$34,000,000	$34,000,000	$0
UBS AG, Stamford Branch	$34,000,000	$34,000,000	$0
Wells Fargo Bank, National Association	$34,000,000	$34,000,000	$0
BMO Harris Bank N.A.	$21,000,000	$21,000,000	$0
Mizuho Bank, Ltd.	$21,000,000	$21,000,000	$0
Nomura Corporate Funding Americas, LLC	$21,000,000	$21,000,000	$0
Societe Generale	$21,000,000	$21,000,000	$0
HSBC Bank USA, N.A.	$21,000,000	$21,000,000	$0
U.S. Bank	$21,000,000	$21,000,000	$0
Apollo Principal Holdings V, L.P.	$271,727,272.73[1]	$0	$0
Total	$771,727,272.73	$500,000,000.00	$100,000,000.00

1 Subordinated Obligations